
                                                                  EXHIBIT 10.106

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APPROVED BY:
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
Officer Name                                      Officer No.                Dept./Branch Name
Hope Berman Levin                                 706564                     COMMERCIAL BANKING CENTER
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Dept./Branch No.              Account No.                     Commitment No.                 Note No.       Class
01781                         5905359723                      34                             42
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Loan $                          Name
$2,000,000.00                   MEADOW VALLEY CORPORATION, a Nevada corporation, MEADOW VALLEY CONTRACTORS, INC., a
                                Nevada corporation and READY-MIX, INC., a Nevada corporation
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Rate                                                            Interest From                 Renewal of Note
BANK ONE, ARIZONA, NA PRIME RATE PLUS .50% TO MOVE WITH
PRIME
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Collateral
S/A - A/R, INV., & RTP, DATED 8/8/96 & S/A - EQUIP., DATED 8/8/96
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

                             Bank One, Arizona, NA
                    RESTATED REVOLVING LINE OF CREDIT NOTE
                                 VARIABLE RATE


PHOENIX, Arizona                                     September 15, 1999
-------                                              ------------------


     FOR VALUE RECEIVED, the undersigned ("Borrower"), promises to pay on or before September 15, 2000 to BANK ONE, ARIZONA, NA, a national banking
       ------------------
association, ("Bank"), or order, the aggregate principal amount outstanding on Borrower's revolving line of credit as shown on Bank's records which shall at all times be conclusive and govern, with interest payable MONTHLY on the unpaid
                                                          -------
balance outstanding from time to time at an annual rate equal to ONE HALF
                                                                 --------
percent (0.50%) more than the rate of interest publicly announced by BANK ONE,
         ----                                                        ---------
ARIZONA, NA as its "prime rate", as such rate shall change from time to time
-----------
during the term hereof. Interest is to be charged on a daily basis for the actual number of days the principal is outstanding from the date of disbursement to date of maturity. The rate of interest agreed to shall include the interest rate as shown above, in accordance with the terms of this note, plus any compensating balance requirement and any additional charges, costs and fees incident to this loan to the extent they are deemed to be interest under applicable Arizona law. It is expressly agreed by Borrower that the maximum outstanding principal at any one time on this note shall not exceed the amount of TWO MILLION AND 00/100 DOLLARS ($2,000,000.00), and the amount outstanding on
   ----------------------          -------------
this note at any specific time shall be the total amount advanced hereunder by Bank less the amount of principal payments made hereon from time to time by Borrower. All amounts payable hereunder shall be paid in lawful money of the United States. Should the rate of interest as calculated under this note exceed that allowed by law, the applicable rate of interest will be the maximum rate of interest allowed by applicable law.

     Principal and interest shall be payable at the Commercial Banking Center
                                                    -------------------------
office of Bank One, Arizona, NA in Phoenix, Arizona, or at such other place as
                                   -------
the holder hereof may designate. At Bank's option, any payments may be applied first to accrued interest and then to principal. Interest on the Note is computed by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. If payment is 10 days or more late, Borrower will be charged 5.0% of the regularly scheduled payment or $25.00, whichever is greater, up to the maximum amount of $1500.00 per late charge.

     Upon default, including failure to pay upon final maturity, Bank, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the applicable interest rate on this Note 3.00 percentage points, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law.

     This note shall become immediately due and payable at the option of the holder hereof without presentment or demand or any notice to Borrower or any other person obligated hereon, upon default in the payment of any of the principal hereof or any interest thereon when due, or in payment under any other agreement between Borrower and Bank, or if any event occurs or condition exists which authorized the acceleration of the maturity hereof under any security agreement, mortgage, deed of trust or other agreement made by Borrower in favor of Bank. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     In the event any holder hereof utilizes the services of an attorney in attempting to collect the amounts due hereunder or to enforce the terms hereof or of any agreements related to this indebtedness, or if any holder hereof becomes party plaintiff or defendant in any legal proceeding in relation to the property described in any instrument securing this note or for the recovery or protection of the indebtedness evidenced hereby, Borrower, its successors and assigns, shall repay to such holder hereof, on demand, all costs and expenses so incurred, including reasonable attorneys' fees, including those costs, expenses and attorneys' fees incurred after the filing by or against the Borrower of any proceeding under any chapter of the Bankruptcy Act, or similar federal or state statute, and whether incurred in connection with the involvement of any holder hereof as creditor in such proceedings or otherwise.

     This note is issued pursuant to that Revolving Line of Credit Loan Agreement (Accounts Receivable and Inventory) of even date herewith ("Loan Agreement") between Borrower and Bank. The capitalized terms used herein and not otherwise defined shall have the same meanings set forth in the Loan Agreement.

     Borrower and all sureties, guarantors and/or endorsers hereof (or of any obligation hereunder) and accommodation parties hereon (all of which, including Borrower, are severally each hereinafter called a "Surety") each; (a) agree that the liability under this note of all parties hereto is joint and several; (b) severally waive any homestead or exemption laws and right thereunder affecting the full collection of this note; (c) severally waive any and all formalities in connection with this note to the maximum extent allowed by law, including (but not limited to) presentment, demand, diligence, presentment for payment, protest and demand, and notice of extension, dishonor, protest, demand and nonpayment of this note; and (d) consent that Bank may extend the time of payment or otherwise modify the terms of

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

payment of any part or the whole of the debt evidenced by this note, at the request of any other person liable hereon, and such consent shall not alter nor diminish the liability of any person hereon. Each Surety consents to and waives notice of: (i) the granting of indulgences or extensions of time of payment,
(ii) the taking or releasing of security, and (iii) the addition or release of persons who may be or become primarily or secondarily liable for the Loan or any other indebtedness arising in connection with the Loan, or any part thereof, and all in such manner and at such time as Bank may deem advisable.

     In addition, each Surety waives and agrees not to assert: (a) any right to require Bank to proceed against Borrower or any other Surety, to proceed against or exhaust any security for the note, to pursue any other remedy available to Bank, or to pursue any remedy in any particular order or manner; (b) the benefit of any statute of limitations affecting its liability hereunder or the enforcement hereof; (c) the benefits of any legal or equitable doctrine or principle of marshalling; (d) notice of the existence, creation or incurring of new or additional indebtedness of Borrower to Bank; (e) the benefits of any statutory provision limiting the liability of a surety, including without limitation the provisions of Section 12-1641, et seq., of the Arizona Revised
                                              ------
Statutes; (f) any defense arising by reason of any disability or other defense of Borrower or by reason of the cessation from any cause whatsoever (other than payment in full) of the liability of Borrower for payment of this note; and (g) the benefits of any statutory provision limiting the right of Bank to recover a deficiency judgment, or to otherwise proceed against any person or entity obligated for payment of this note, after any foreclosure or trustee's sale of any security for this note, including without limitation the benefits, if any, to a Surety of Arizona Revised Statutes Section 33-814. Until payment in full of this note and Bank has no obligation to make further advances of the proceeds hereof, no Surety shall have any right of subrogation and each hereby waives any right to enforce any remedy which Bank now has, or may hereafter have, against Borrower or any other Surety, and waives any benefit of, and any right to participate in, any security now or hereafter held by Bank.

     Borrower agrees that to the extent Borrower or any other Surety makes any payment to Bank in connection with the indebtedness evidenced by this note, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Bank or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "Preferential Payment"), then the indebtedness of Borrower under this note shall continue or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Bank, the indebtedness evidenced by this note or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

     Without limiting the right of Bank to bring any action or proceeding against Borrower or any other Surety or against any property of Borrower or any other Surety (an "Action") arising out of or relating to this note or any indebtedness evidenced hereby in the courts of other jurisdictions, Borrower and each other Surety hereby irrevocably submit to the jurisdiction, process and venue of any Arizona State or Federal court sitting in Phoenix, Arizona, and hereby irrevocably agree that any Action may be heard and determined in such Arizona State court or in such Federal court. Borrower and all other Sureties each hereby irrevocably waives, to the fullest extent it may effectively do so, the defenses of lack of jurisdiction over any person, inconvenient forum or improper venue, to the maintenance of any Action in any jurisdiction.

     This note shall be binding upon Borrower and their respective successors and assigns and shall inure to the benefit of Bank, and any subsequent holders of this note, and their successors and assigns.

     This note shall be governed by and construed according to the laws of the State of Arizona, without giving effect to conflict of laws principles.

     Bank and Borrower will establish specific instructions and procedures by which draws against said credit will be presented for disbursement, but nothing contained herein shall create a duty on the part of Bank to make said disbursement if Borrower is in default.

MEADOW VALLEY CORPORATION, a Nevada corporation, MEADOW VALLEY CONTRACTORS, INC., a Nevada corporation and READY-MIX, INC., a Nevada corporation
4411 SOUTH 40TH STREET, STE. D11
PHOENIX, AZ 85040-2950


                                         MEADOW VALLEY CORPORATION,
                                         a Nevada corporation


                                         By: /s/ Bradley E Larson
                                             -------------------------------
                                         Name: Bradley Larson
                                         Title: President/CEO


                                         MEADOW VALLEY CONTRACTORS, INC.,
                                         a Nevada corporation

                                         By: /s/ Bradley E Larson
                                             -------------------------------
                                         Name: Bradley Larson
                                         Title: President/CEO


                                         READY-MIX, INC.,
                                         A Nevada corporation

                                         By: /s/ Kenneth D Nelson
                                             -------------------------------
                                         Name: Kenneth Nelson
                                         Title: VP/Treasurer


                                                 Borrower's Signature

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